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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported)  November 30, 1999
                                                       ------------------


              Prudential Securities Secured Financing Corporation
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        333-52021                                     13-3526694
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 (Commission File Number)                 (I.R.S. Employer Identification No.)



One New York Plaza, New York, New York                     10292
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(Address of Principal Executive Offices)                (Zip Code)


                                 (212) 778-1000
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              (Registrant's Telephone Number, Including Area Code)


                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On November 30, 1999, Registrant caused the issuance and sale by PeopleFirst.com Auto Receivables Owner Trust 1999-1 of $116,000,000 aggregate principal amount of Class A-1 asset-backed notes, Class A-2 asset-backed notes and Class A-3 asset-backed notes and $2,367,346.94 aggregate principal amount of asset-backed certificates.

          The Registrant is filing final forms of the exhibits listed in Item 7(c) below relating to the Notes and the Certificates.

ITEM 5.   OTHER EVENTS.

          In connection with the offering of PeopleFirst.com Auto Receivables Owner Trust 1999-1, Asset-Backed Notes, Series 1999-1 described in a Prospectus Supplement dated November 17, 1999 (the "Prospectus Supplement"), attached hereto as Exhibit 23.2 is a copy of the consent of Pricewaterhouse Coopers LLP as to (i) the incorporation by reference in the Prospectus Supplement of its report on its audits of the consolidated financial statements of Financial Security Assurance Inc. and (ii) the use of the name of Pricewaterhouse Coopers LLP in the Prospectus Supplement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.


 EXHIBIT
   NO.      DOCUMENT DESCRIPTION
 -------    --------------------

(a)         Not applicable
(b)         Not applicable

(c)         Exhibit 1.1  Underwriting Agreement, dated November 17, 1999, among the Registrant, PeopleFirst Finance, LLC,
                         PeopleFirst.com Inc., PF Funding II, LLC and Prudential Securities Incorporated
            Exhibit 4.1 Indenture, dated as of November 1, 1999, among PeopleFirst.com Auto Receivables Owner Trust 1999-1 and Norwest Bank Minnesota, National Association
            Exhibit 4.2 Trust Agreement, dated as of November 1, 1999, among the Registrant and Wilmington Trust Company
            Exhibit 4.3 Sale and Servicing Agreement, dated as of November 1, 1999, among PeopleFirst.com Auto Receivables Owner Trust 1999-1, PF Funding II, LLC, PeopleFirst Finance, LLC, the Registrant and Norwest Bank Minnesota, National Association
            Exhibit 4.4 Custodial Agreement, dated as of November 1, 1999, among PF Funding II, LLC, PeopleFirst Finance, LLC, PeopleFirst.com Auto Receivables Owner Trust 1999-1, Wilmington Trust Company, and Norwest Bank Minnesota, National Association

            Exhibit 4.5 Financial Guaranty Insurance Policy No. 50886-N, dated November 30, 1999, issued by Financial Security Assurance Inc.

            Exhibit 4.6 Indemnification Agreement, dated November 17, 1999, among Financial Security Assurance Inc., PeopleFirst Finance, LLC, Barclays Capital Inc. and Prudential Securities Incorporated.

                                      -2-
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            Exhibit 4.7   Indemnification Agreement, dated November 30, 1999,
                          among the Registrant, PeopleFirst.com Inc.,
                          PeopleFirst Finance, LLC and PF Funding II, LLC.

            Exhibit 23.2 Consent of PricewaterhouseCoopers L.L.P. regarding financial statements of Finance Security Assurance Inc., their report and the use of their name in the Prospectus Supplement

                                      -3-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PRUDENTIAL SECURITIES SECURED FINANCING
                                    CORPORATION
                                                    (Registrant)



Dated: December 15, 1999            By: Joseph M. Donovan
                                    ----------------------------------------
                                    Name: Joseph M. Donovan
                                    Title: Vice President